SELECTED CONSOLIDATED STATEMENTS OF INCOME (LOSS) DATA (Schedule of Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income:
Interest on cash equivalents, bank deposits and restricted cash	$ 447	$ 1,027	$ 549
Other	355	81
Total financial income	802	1,108	549
Expenses:
Interest with respect to bank credit, loans and other	844	1,098	1,539
Exchange rate differences	226	452	3,887
Bank charges	3,857	4,323	2,344
Other	182	78	22
Total financial expenses	5,109	5,951	7,792
Total financial expenses, net	$ (4,307)	$ (4,843)	$ (7,243)